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DNB FINANCIAL CORPORATION

DNB Financial Corporation

Summer 2012

Investor Overview Presentation

Forward-looking statements:
 Certain statements contained in this presentation are forward-looking in nature. These include all statements about DNB's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause DNB's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to DNB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels;
 (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) changes in regulation resulting from or relating to financial reform legislation. DNB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures:
 This presentation includes non-GAAP financial measures. Information about any such non-
 GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation and/or in our SEC reports available on our website at
 http://investor.dnbfirst.com/.
FORWARD-LOOKING STATEMENTS & ADDITIONAL
INFORMATION

I. Corporate Overview
II. Strong Market Drives Opportunity
III. Consistent Performance, Stable Growth & Financial Trends
IV. The Differentiators: Operationally Unique
V. Experienced Management and Board Leadership
VI. Invest in DNBF
TABLE OF CONTENTS

CORPORATE OVERVIEW
Founded: 1860, The oldest National Bank in the greater Philadelphia Region
Headquarters: Downingtown, Chester County, Pennsylvania
NASDAQ Ticker: DNBF
Total Assets: $634 million
Deposits: $527 million
Total Equity: $54 million
Branch Offices: 13
Share Price: $13.75 (7/26/12)
Market Cap: $37,239,605 (7/26/12)
Shares Outstanding: 2,708,335 (7/26/12)
Snapshot June 30, 2012

COMPELLING INVESTMENT OPPORTUNITY
Snapshot June 30, 2012
• High quality footprint in affluent Chester and Delaware Counties, Pennsylvania
• Attractive valuation
 o Price to LTM’s Earnings: 7.5X
 o Price to TBV: 92%
•  Book value per share has grown from $13.80 in 2Q 2011 to $15.05 in 2Q 2012
• Strong ROA of .91% and ROE of 10.5% in 2Q 2012
• High level of low cost core deposits
• Non-Interest income has grown and now generates $1 million per quarter with about 25%
 coming from wealth management
• Strong culture of expense control and quality underwriting
• High levels of liquidity
• Nimble, opportunistic balance sheet management philosophy

• Successful balance sheet restructure in early 2010 - ahead of the curve
• Purchased Boothwyn, PA branch in June 2012
• Named to KBW honor roll in 2 successive years
• Increased dividend in First quarter 2012
KEY INITIATIVES & MILESTONES
o Significantly reduced funding costs
o Repositioned assets for growth
o Margin expansion

Strong Market Drives Opportunity

Berks
Reading
Lebanon
Montgomery
Norristown
Lancaster
Chester
West Chester
Downingtown
Delaware
Philadelphia
PENNSYLVANIA
Wilmington
Cecil
DELAWARE
New Castle

DNB FINANCIAL CORPORATION

ESTABLISHED PRESENCE IN ATTRACTIVE
SOUTHEASTERN PENNSYLVANIA MARKET

BANKING MARKET OVERVIEW
County	# of Branches	Total Deposits in Market ($000)	Total Population 2011 (Actual)	Population Change 2010- 2011 (%)	Projected Population Change 2011- 2016 (%)	Median HH Income 2011 ($)	Projected HH Income Change 2011- 2016 (%)
Chester	191	10,477,194	502,856	0.80%	5.33%	81,161	13.27%
Delaware	185	11,556,594	560,408	0.26%	0.82%	60,442	24.60%
County	# of Branches	2011 Total Deposits in Market ($000)	Notes
Chester	10	519,023
Delaware	3	18,935	Media-limited service LPO Boothwyn-purchased June 2012 (not included)
➢ Tremendous growth opportunities in our market.

Market Overview and Demographics
   Largest Market: Chester County, PA
•  Fast Growing: Population 502,856 in 2011, representing an increase of 69,355 from the 2000 Census
•  Best Educated in PA: Of the population 25 years or older, 93% are high school graduates, 50% have a bachelor’s degree or higher, and 19% have a graduate or professional degree. (2010 ACS)
•  Most affluent county in PA: Median Household Income is $81,161, significantly above U.S. average of $54,442 (highest income county in the state)
•  Unemployment rate at 6.5%, below the PA state average of 8.0% and the national average of 8.3%
    (U.S. Bureau of Labor Statistics)
•  Diverse Economy: Top three industries by size; 37% services, 17% manufacturing and 16% retail.
    (Chester County Economic Development Council)
•  In excess of 7,100 businesses (over $500,00 in sales)
•  Median age of 37 is ideal for expansion of banking services to the X and Y generations

Growing Banking Presence: Delaware County, PA
•  Population 560,408 in 2011, representing an increase of  greater than 8,115 from the 2000 Census
•  Of the population 25 years or older, 90.50% are high school graduates, 20.2% have a bachelor’s degree or higher, and 14.5% have a graduate or professional degree (U.S Census Bureau)
•  Median Household Income is $60,442, above U.S. average of $54,442
•  Unemployment rate at 8.3%, above the PA state average of 8.0% and equal to the national average of 8.3% (U.S. Bureau of Labor Statistics)
•  Fifth most populous county in the state of PA, conducive for expanded banking services growth
•  In excess of 7,200 businesses (over $500,000 in sales)
•  Median age of 37 is ideal for expansion of banking services to the X and Y generations
Market Overview and Demographics

• Continue to attract core deposits
• Build relationship banking in retail and commercial
• Capture additional business with wealth management, insurance and ancillary services
• Capture lending opportunities with underserved small- and mid-sized business market
• Explore accretive acquisition opportunities in Delaware and Chester counties, as well as in contiguous markets
STRATEGY TO SERVE OUR MARKETS AND
GROW

DNB VS COMPETITORS DEPOSIT MARKET SHARE

Chester Co., Pa								
2011 Rank	2010 Rank	Institution (ST)	Type	2011 Number of Branches	2011 Total Deposits in Market ($000)	2011 Total Market Share (%)	2010 Total Deposits in Market ($000)	2010 Total Market Share (%)
1	1	Wells Fargo & Co. (CA)	Bank	18	1,521,525	14.26	1,466,313	13.56
2	2	PNC Financial Services Group (PA)	Bank	11	993,122	9.31	1,009,004	9.33
3	6	Toronto-Dominion Bank	Bank	10	906,962	8.5	794,911	7.35
4	3	Susquehanna Bancshares (PA)	Bank	14	880,174	8.25	994,702	9.2
5	4	RBS- Citizens Bank	Bank	18	846,518	7.93	884,142	8.18
6	5	National Penn Bancshares (PA)	Bank	18	793,715	7.44	843,316	7.8
7	***8***	***DNB Financial Corp. (PA)***	***Bank***	***11***	***519,023***	***4.86***	***502,138***	***4.64***
8	7	Malvern Federal Bncp (MHC) (PA)	Bank	8	516,499	4.84	554,188	5.13
9	9	First Niagara Finl Group (NY)	Bank	12	417,883	3.92	487,107	4.51
10	11	Meridian Bank (PA)	Comm'l Bank	3	319,261	2.99	278,210	2.57
		Total For Institutions in Market		**193**	**10,668,738**		**10,811,147**	

319,261
417,883
516,449
519,023
793,715
846,518
880,174
906,962
993,122
1,521,525
Wells Fargo
PNC Finl
Toronto-Dominion Bank
Susquehanna Bancshares
RBS- Citizens Bank
National Penn Bancshares
DNB Financial
Malvern Federal
First Niagara Finl
Meridian Bank

By deposits, DNBF is the #2 community bank behind National Penn in Chester County, PA

7th overall with growing deposit market share

Data supplied by SNL Financial

13

JUN-11
12.50%
24.52%
62.98%
SEP-11
12.26%
22.86%
64.83%
DEC-11
13.79%
21.13%
65.09%
MAR-12
15.88%
20.07%
64.04%
JUN-12
16.66%
19.71%
63.63%
Non Interest DDA
MMDA/Savings/NOW
CDs (less brokered)

BALANCED DEPOSIT MIX:
FIVE QUARTERS OF CORE DEPOSIT GROWTH
Data supplied by Bank Trends
	Jun-11	Sep-11	Dec-11	Mar-12	Jun-12
Non Interest DDA	12.50%	12.26%	13.79%	15.88%	16.66%
MMDA/Savings/NOW	62.98%	64.83%	65.09%	64.04%	63.63%
CDs (less brokered)	24.52%	22.86%	21.13%	20.07%	19.71%

Core Deposits/Total Deposits
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
65%
66%
72%
79%
80%
2008
2009
2010
2011
6/30/2012

DNB FINANCIAL CORPORATION

HIGH LEVEL OF LOW
COST CORE DEPOSITS

DETAILED LOAN PORTFOLIO COMPOSITION
Loan Type	$ Balance	Percent
Commercial RE OO	86,333	21.20%
Commercial RE NOO	83,628	20.54%
Residential 1-4	59,096	14.51%
Commercial & Industrial	45,820	11.25%
Residential 5+	35,083	8.62%
SBA/USDA Guaranteed	29,285	7.19%
Construction	19,757	4.85%
Home Equity LOC	16,184	3.97%
Municipal/Govt/Non-Profit	11,394	2.80%
Home Equity	10,081	2.48%
Consumer	9,237	2.27%
Farmland	1,206	0.30%
Leases	101	0.02%
Total	407,205	100.00%
Snapshot June 30, 2012

BALANCED LOAN PORTFOLIO

Jun-11
7.79% 7.78%
2.39%
10.51%
30.58%
40.95%
Sep-11
7.69% 7.19%
2.38%
10.88%
30.61%
41.25%
Dec-11
7.38% 7.40%
2.36%
10.55%
30.76%
41.57%
Mar-12
2.28% 6.35% 7.66%
11.78%
29.53%
42.40%
Jun-12
2.27% 3.12% 4.85%
11.25%
29.58%
48.93%
Construction Residential RE Commercial RE C&I Consumer Miscellaneous

	Jun-11	Sep-11	Dec-11	Mar-12	Jun-12
Construction	7.78%	7.19%	7.40%	7.66%	4.85%
Residential RE	30.58%	30.61%	30.76%	29.53%	29.58%
Commercial RE	40.95%	41.25%	41.57%	42.40%	48.93%
C&I	10.51%	10.88%	10.55%	11.78%	11.25%
Consumer	2.39%	2.38%	2.36%	2.28%	2.27%
Miscellaneous	7.79%	7.69%	7.38%	6.35%	3.12%

Residential RE loans include 1-4, 5+, Home Equity and Home Equity LOC
Commercial RE loans include OO, NOO and SBA/USDA Guaranteed

DNB FINANCIAL CORPORATION

17

Data supplied by Bank Trends

Total Loans

$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$336,454
$359,427
$396,171
$403,684
$407,205
2008
2009
2010
2011
6/30/2012

DNB FINANCIAL CORPORATION

LOAN PORTFOLIO GROWTH
Stable growth that will accelerate as the economy recovers

DNB’s Financial Strength, Consistent
Performance, Stable Growth and Financial Trends

Earnings and Per Share Data	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2
Net Income	$1,288	$1,295	$1,304	$1,102	$1,400
Net income available to common shareholders	$1,134	$964	$1,165	$974	$1,270
Basic Earnings per common share	$0.42	$0.36	$0.43	$0.36	$0.47
Diluted earnings per common share	$0.42	$0.36	$0.43	$0.36	$0.46
Dividends per common share	$0.03	$0.03	$0.03	$0.05	$0.05
Book Value per common share	$13.80	$14.03	$14.14	$14.61	$15.05
Tangible book value per common share	$13.73	$13.96	$14.07	$14.55	$14.94
Average common shares outstanding	2,670	2,678	2,686	2,702	2,708
Average diluted common shares outstanding	2,690	2,696	2,699	2,726	2,736

DNB FINANCIAL CORPORATION

EXECUTIVE SUMMARY

Net Income
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$809
$1,549
$3,670
$4,902
$2,502
2008
2009
2010
2011
6/30/2012

EARNINGS & PER SHARE DATA

Diluted earnings per common share
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.31
$0.38
$1.16
$1.53
$0.82
2008
2009
2010
2011
6/30/2012

EARNINGS & PER SHARE DATA

Book value per common share
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$11.53
$11.88
$12.55
$14.14
$15.05
2008
2009
2010
2011
6/30/2012

EARNINGS & PER SHARE DATA

EXECUTIVE SUMMARY
Performance Ratios	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2
Return on average assets	0.84%	0.82%	0.85%	0.73%	0.91%
Return on average equity	10.78%	10.15%	10.08%	8.47%	10.51%
Return on average tangible equity	10.83%	10.19%	10.11%	8.49%	10.54%
Net interest margin	3.65%	3.70%	3.74%	3.75%	3.78%
Efficiency ratio	63.25%	63.22%	66.68%	66.95%	62.98%

Return on average assets
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.15%
0.26%
0.59%
0.80%
0.82%
2008
2009
2010
2011
6/30/2012

PERFORMANCE RATIOS

Return on average equity
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.51%
3.76%
8.03%
10.01%
9.50%
2008
2009
2010
2011
6/30/2012

PERFORMANCE RATIOS

Net Interest Margin-TE
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.96%
2.68%
3.20%
3.68%
3.77%
2008
2009
2010
2011
6/30/2012

DNB FINANCIAL CORPORATION

PERFORMANCE RATIOS

Efficiency Ratio
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
87.81%
85.58%
74.70%
65.39%
64.90%
2008
2009
2010
2011
6/30/2012

DNB FINANCIAL CORPORATION

PERFORMANCE RATIOS

EXECUTIVE SUMMARY
Asset Quality Ratios	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2
Net Charge-offs to average loans	0.28%	0.48%	0.40%	0.44%	0.40%
Non-performing loans/Total loans	1.65%	1.95%	1.89%	1.79%	2.21%
Allowance for credit loss/Total loans	1.54%	1.55%	1.53%	1.50%	1.53%
Allowance for credit loss/Non-performing loans	93.52%	79.32%	80.66%	83.80%	69.02%

Non-performing loans/Total loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.54%
2.55%
1.82%
1.89%
2.21%
2008
2009
2010
2011
6/30/2012

DNB FINANCIAL CORPORATION

ASSET QUALITY RATIOS

Allowance for credit loss/Total loans
1.55%
1.50%
1.45%
1.40%
1.35%
1.30%
1.25%
1.36%
1.52%
1.49%
1.53%
1.53%
2008
2009
2010
2011
6/30/2012

ASSET QUALITY RATIOS

Allowance for credit loss/
Non-performing loans
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
168%
60%
81%
81%
69%
2008
2009
2010
2011
6/30/2012

ASSET QUALITY RATIOS

EXECUTIVE SUMMARY
Capital Ratios	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2
Total equity/Total assets	7.73%	8.30%	8.41%	8.39%	8.47%
Tangible equity/Tangible assets	7.70%	8.27%	8.38%	8.37%	8.43%
Tangible common equity/Tangible assets	5.87%	6.14%	6.25%	6.29%	6.38%
Tier 1 leverage ratio	9.42%	9.65%	10.14%	10.32%	10.24%
Tier 1 risk-based capital ratio	13.51%	14.03%	14.32%	13.92%	13.78%
Total risk-based capital ratio	14.77%	15.29%	15.57%	15.17%	15.03%

Tangible equity/Tangible assets
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.60%
6.72%
7.48%
8.39%
8.43%
2008
2009
2010
2011
6/30/2012

CAPITAL RATIOS

Tier 1 leverage ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.46%
8.33%
9.25%
10.14%
10.24%
2008
2009
2010
2011
6/30/2012

CAPITAL RATIOS

The Differentiators: Operationally Unique

ENTERPRISE RISK MANAGEMENT
• Led by William Hieb, President & Chief Risk and Credit Officer
• Integration across financial, operational, strategic and compliance
• Committee-driven decision-making process
 • Management
 • Board of Directors
• Internal Control Redundancies
• Accountability

ENTERPRISE RISK MANAGEMENT
• Corporate goal of building and maintaining a fortress balance sheet
• Strong Asset Quality
• Strong levels of liquidity with contingency planning
• Superior ALCO process

PROACTIVE INVESTMENT
PORTFOLIO MANAGEMENT
• Three tiered/segmented investment portfolio
 o  Liquidity
 o  Intermediate
 o  Income
• Manage liquidity and cash flows better
• Maneuverability - Asset mix shifts
• Opportunistic
• Facilitates strong earnings
• Consistent with ERM

Experienced Management and Board Leadership

EXPERIENCED MANAGEMENT TEAM
William S. Latoff - Chairman & Chief Executive Officer
 40 years experience in finance, public accounting, real estate and automotive industries. Director since 1998,
 Chairman of the Board since 2003 and CEO since 2004. Chairman of the Executive and Board Loan
 Committees. Currently serves as Director and past Chairman of the Chester Country Industrial Development
 Authority, Vice Chair of the Chester County Library Trust Board, Member of the Nominating Committee for the
 Federal Reserve Bank of Philadelphia, Member of the American Bankers Association's Public Affairs
 Committee, Member of the Pennsylvania Business Council Roundtable and The Chester County Chamber of
 Business and Industry. Previously served on the Board of Directors of Keystone Financial and on the Board of
 Elmwood Federal Savings Bank, Chairman Emeritus of the Chester County Historical Society, former Board
 Member of the Chester County Economic Development Council, Past Chairman of the Pennsylvania Bankers
 Public Affairs Committee and a former member of the Government Relations Policy Committee. Prior experience: Significant Real Estate Development experience, Bliss & Company, Ltd., Certified Public
 Accountants, Chairman and President of Brandywine Automotive Group, Inc.
William J. Hieb - President and Chief Risk & Credit Officer
 33 years of experience in commercial banking with a concentration in middle market lending, construction and
 CRE as well as specialized lending and capital markets. Director of the Corporation since 2005 and a Director of the Bank since 2004. Chairman of the Trust Committee and a member of the Board Loan Committee. Board
 Member of the Chester County Economic Development Council since 2008, the Chester County Chamber of
 Business and Industry Foundation since 2007, the Downingtown Area School District Education Foundation
 since 2009 and the Chester County Historical Society since 2010. Served as Treasurer, Board Member and a member of the Executive Committee of the Housing Partnership of Chester County from 2005 to 2012. Board
 Member of BLOCS (Building Leadership Organized for Catholic Schools). Board Member of PA Banker's
 Association since 2010. Prior experience: First Union National Bank and predecessor banks from 1978 to
 2002. Served as a Senior Vice President of First Union National Bank and Managing Director of the First Union
 Securities in Philadelphia. Holds Series 7, 24 and 63 Securities Licenses
Gerald F. Sopp - Executive Vice President, Chief Financial Officer & Corporate Secretary
 34 years of experience in financial services, manufacturing and retail. Joined DNB in 2007 and is directly responsible for financial reporting and accounting, asset/liability management, strategic planning, human resources and facilities. Prior experience: Vice President and Controller of Wilmington Trust Corporation,
 Wilmington, Delaware from 2000 to 2006, Vice President and Controller of The Clarks Companies, N.A.,
 Newton Upper Falls, Massachusetts from 1993 to 2000, Assistant Controller of Silo, Inc., Philadelphia,
 Pennsylvania from 1991 to 1992, and Vice President of Corporate Accounting and Reporting for Chase
 Manhattan Bank (USA), Wilmington, Delaware from 1983 to 1991. Presently serves on the Board of Directors of
 Habitat for Humanity of Chester County and served as Treasurer and Board Member of the Financial
 Executives International, Delaware Chapter.

EXPERIENCED MANAGEMENT TEAM
Albert J. Melfi, Jr. - Executive Vice President & Chief Lending Officer
 38 years experience in the commercial banking industry with a concentration in middle market and CRE lending.
 Joined DNB in 2006 and is directly responsible for all commercial and personal lending. Prior experience:
 Regional Vice President of Commerce Bank, PA, N.A. , Vice President of Continental/MidAtlantic, N.A. and Vice
 President of First Pennsylvania Bank. Currently serves as a Board Member and past Chairman of the Chester
 County Chamber of Business and Industry, Board Member and Vice Chairman of the Delaware County Industrial
 Development Authority, Chairman of the Delaware County Industrial Development Corporation's Loan Review
 Committee, Board Member of the Community Action Agency of Delaware County, Board Member of the Chester
 County Bar Association Foundation Board, Board Member of Delaware County Hero Bowl, Board Member of
 Chester County Workforce & Development, Active member of SEEDCO's Loan Committee and Pennsylvania
 Banker's Association. Past Affiliations include: Chairman of the Delaware County Chamber of Commerce,
 Chairman of the American Heart Association, Member of Neumann College President’s Advisory Committee and
 President of Delco Lodge Sons of Italy. Mr. Melfi has served on the Boards of the following organizations: Society for the Performing Arts of Media Theater, Barrier Awareness, Delaware County Community College Education
 Foundation, Archbishop Prendergast High School , Penn Delco School District’s Superintendent’ Advisory Board,
 Community Transit of Delaware County, United Way of Delaware County, American Red Cross, Delaware County
 Education Foundation, Southwest Delco Municipal Authority, Delaware County Historical Society, Neumann
 College Business Advisory Board, March of Dimes, Brandywine Convention and Visitors Bureau. Mr. Melfi has
 also served as a volunteer EMT and fireman for the Yeadon and Norwood Fire Companies and with Big Brothers of America.
Bruce E. Moroney - Executive Vice President & Chief Accounting Officer
   34 years of experience in banking with a concentration in accounting, finance and treasury management. Joined DNB in 1992 and is directly responsible for SEC and regulatory reporting and budgeting. Prior experience: Executive
 Vice President and Chief Financial Officer of Brandywine Savings Bank from 1978 to 1992. Board member and former President of Downingtown Good Neighbor Day, Inc., Trustee for Kerr Park Foundation, former advisory board member of Bishop Shanahan High School and Family Services of Chester County's Retired Senior
 Volunteer Program.

EXPERIENCED MANAGEMENT TEAM
Christopher M. Breslin- Director of Retail Services
20 years in commercial banking industry with a focus on the retail delivery system. Joined DNB in 2011 and is directly responsible for DNB's retail branches. Prior experience: Market President of Tower Bank's 1N Bank Division, Director
of Retail Banking and Executive Vice President of FirstTrust Bank, Chief Retail Banking Officer and Senior Vice
President of First Financial Bank, Financial Specialist Leader of First Union Nation Bank, Regional Vice President of
CoreStates Bank, Market Manager of Meridian Bank and Second Vice President of Personal Financial Services of
Chase Manhattan. Currently serves as a Board Member & Investment Committee member of CCRES, Member of the
Philadelphia, Main Line and Lehigh County Chambers of Commerce and member of the Anat Bird Super Community
Retail Bank Forums. Past Board Member and Treasurer of the Housing Partnership of Chester County, past Board
Member of the United Way of Chester County and La Cumunidad Hispana.
Richard C. Weber - Managing Director of Wealth Management
39 years in commercial banking industry with a focus on corporate banking, regional management, marketing and wealth management. Joined DNB in 2010 and is directly responsible for DNB's Wealth Management Group. Prior experience: Senior Vice President and Managing Director of Fifth Third Bank's Investment Advisors Division, Senior
Vice President and Managing Director of Comerica Bank's Investment Management and Trust Division, Executive Vice
President and Managing Director of National City Bank's Private Client Group, Senior Vice President and Director of
Private Banking Consulting for Cannon Financial Institute and Executive Vice President of Meridian Bank's Personal
Trust Division & Private Banking Group. Mr. Weber currently assists Church Farm School with their fund raising efforts and has served on the Boards of the Allentown Chamber of Commerce, Easter Seal Society of Berks County,
Pennsylvania Stage Company in Allentown and Great Lakes Theater Company. Mr. Weber has served as Chairman of the United Way Campaign for the State of Delaware, Vice Chairman of the Board of St. Joseph's Hospital in
Reading, Pennsylvania, Chairman of the Montgomery County Workforce Investment Board, Chairman of the Rotary
Council of Berks County and President of the Town Hall of Cleveland. He has also served as a Member of the
Investment Committee for the United Way of Southeast Michigan and as a Trustee for the United Way of Berks
County, Pennsylvania and Wilmington, Delaware as well as for Think TV (public television).

EXPERIENCED MANAGEMENT TEAM
Frank S. Monterosso - Senior Vice President of Operations
22 years of experience in operations management with a concentration in electronic commerce, payment solutions and banking. Joined DNB in 2008 and is directly responsible for IT and deposit operations. Prior experience: Senior
Director of Financial Operations of First Data Corporation, Vice President of Operations of Progress Bank, Assistant
Vice President of Operations of First Pennsylvania Bank and Manager of Deposit Operations for Chase Manhattan
Bank.
Catherine H. Hall - Senior Vice President, Marketing Director
31 years of experience in financial services with a concentration in marketing. Joined DNB in 2009 and is directly responsible for marketing, product development and website management. Prior Experience: Vice President and
Marketing Manager of First National Bank of Chester County, Vice President and Marketing Director of Republic First
Bank, Vice President and Manager of Commercial & Business Banking Marketing (Mid-Atlantic Region) of Citizens
Bank and Assistant Vice President of Marketing of Mellon Bank.

Invest in DNB Financial

First Half 2012 DNBF Stock Performance
Security or Index	First Half 2012 Return
DNBF*	26.40%
NASDAQ Bank Index*	10.36%
KBW Bank Index*	16.28%
Closing price on December 30, 2011: $10.68
Closing price on June 29, 2012: $13.50
*Source: Bloomberg

Peer group implied price: $17.87

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
35.0X
30.0X
25.0X
20.0X
15.0X
10.0X
5.0X
.0X
29.7X
10.6X
$9.20
$0.31
16.2X
12.5X
$6.15
$0.38
7.8X
11.4X
$9.00
$1.16
7.6X
10.6X
$10.68
$1.53
8.5X
11.1X
$13.75
$1.61
2008
2009
2010
2011
2012*
DNB Price/Earnings
Peer Price/Earnings
Price

*As of July 20, 2012 using earnings for the twelve months ended June 30, 2012, or if not available March 31, 2012.
Source: SNL Financial, Charlottesville, Virginia.

DNB FINANCIAL CORPORATION

Historical Stock Price and Price to
Earnings Ratios Compared to Peers

Peer group implied price: $17.55

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
140%
120%
100%
80%
60%
40%
20%
0%
$9.20
$6.15
$9.00
$10.68
$13.75
123%
113%
115%
106%
117%
80%
52%
71%
76%
92%
$11.43
-$1.00
$11.90
+$0.47
$12.59
+$0.69
$14.09
+$1.50
$15.00
+$0.91
2008
2009
2010
2011
2012*
DNB Price/Tang. Book
Peer Price/Tang. Book
Price

*As of July 20, 2012 using June 30, 2012 or if not available March 31, 2012 financial data.

Source: SNL Financial, Charlottesville, Virginia.

DNB FINANCIAL CORPORATION

Historical Stock Price and Price to
Tang. Book Ratios Compared to Peers

COMPELLING INVESTMENT OPPORTUNITY
• Serving growing, diversified and affluent markets in Chester and Delaware Counties,
 Pennsylvania
• Well capitalized, highly liquid, with clean balance sheet
• Well positioned to grow from $600 million to $1 billion-plus in assets
• Low-cost core deposits fund lending and protect margins
• Non-Interest income has grown, with significant contributions from a carefully constructed investment portfolio and wealth management services
• ROAE exceeds 10%, yet DNB’s capital ratios are stronger than most peers
• Proven established management team generating results since 2007
• Historic quarterly cash dividend
• Value opportunity with stock trading below tangible book value

INVESTOR RELATIONS CONTACT
Contact:
Phone:
E-Mail:
Website:
Gerald F. Sopp
484.359.3138
gsopp@dnbfirst.com
http://investor.dnbfirst.com/

THANK YOU

INVESTMENT ANALYSIS FOR
DNB FINANCIAL CORPORATION
AUGUST 2, 2012

DNB FINANCIAL CORPORATION

DNB FINANCIAL CORP (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

KEY STATISTICS

Balance sheet 6/30/12:	
Assets:	$634 million
Loans:	$407 million
Equity:	$53.7 million
– Tangible comm. eq.:	$40.8 million
Annualized 1st half 2012 earnings:	
Net income:	$5.0 million
Return on assets:	0.80%
Return on equity:	9.51%
Stock data as of 7/20/12:	
Price:	$13.75 *per share*
YTD price change:	28.8%
Change since 12/31/09:	123.6%
52 week high:	$14.25
52 week low:	$7.13
Market cap:	$37.2 million
Price/LTM earnings:	8.5×
LTM EPS:	$1.61
Price/tangible book:	92%
Tangible book:	$14.94 *per share*
Dividend:	$0.05 quarterly
Dividend yield:	1.45%
Other data:	
Equity/assets:	8.47%
Tang. comm. eq./assets:	6.42%
Reserves/loans:	1.53%
NPAs/assets:	2.02%

BANK LEVEL CAPITALIZATION MARCH 31, 2012

Total risk-based:	15.18%
Tier 1:	13.92%
Leverage:	10.31%

*Minimums to be considered well-capitalized are 10%, 6% and 5%, respectively

CONTACT

Gerald F. Sopp / *EVP, Chief Financial Officer*
4 Brandywine Avenue, Downingtown, PA 19335
484.359.3138 / gsopp@dnbfirst.com

MOVING FORWARD

- Net income moved higher in the second quarter of 2012 as DNB: a) expanded its net interest margin to 3.78% as its cost of funds continued to drop, b) increased fee income from service charges on deposits and wealth management and c) held the line on overhead as non-interest expense moved slightly higher even with branch acquisition costs.
- Non-interest income now generates $1.0 million per quarter in fees, with about 25% coming from wealth management.
- In June 2012, completed a branch acquisition in Boothwyn, PA that complements the existing customer base and is contiguous to DNB's branch network.
- Net income after taxes was $2.5 million in the first half of 2012, which is 0.80% on average assets and a 9.51% return on average equity.

GREAT GEOGRAPHY & MARKET PRESENCE

- With 13 locations in Chester and Delaware counties, DNB is well situated in the most attractive markets outside of Philadelphia; and is not far from Harrisburg, Lancaster and Wilmington.
- DNB is #1 in Downingtown and is the only locally-owned bank in the top three. Others that have bought into Downingtown such as First Niagara through Harleysville National and Toronto-Dominion through Commerce, have lost ground.

PERCENT OF DEPOSITS IN DOWNINGTOWN

BANK	JUNE 2011	JUNE 2008
DNB	43.4%	39.0%
First Niagara	21.3%	28.5%
Toronto-Dominion	8.6%	10.8%

Royersford
Phoenixville
Pikeland
Thorndale
West Chester
Marple
Upper Darby
Media
Chester
Concordville
Delaware
West Grove

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 2, 2012 1

DNB FINANCIAL CORP (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

DNB STOCK IS TRADING LOWER THAN PEERS

DNBF stock data 7/20/12:

- $13.75 per share
- 8.5× LTM earnings of $1.61 per share
- 7.5× 2nd quarter annualized earnings of $1.84 per share
- 92% of tangible book of $14.94 per share

Based on 16 peers that have the following characteristics:

- Located between Virginia and Maine
- Assets between $500 million and $1 billion
- ROE over 8%
- NPAs/assets under 3%
- Average number of shares traded daily in excess of 500 shares
- Excludes non-comparable banks with large fee income (over 3% of average assets) or TARP

Peer pricing multiples:

- Peers trade at 11.1× LTM earnings, 10.3× MRQ annualized earnings and 117% of tangible book

If DNB's stock traded at peer medians, the implied stock price is:

- $17.87 based on 11.1× LTM earnings per share
- $17.55 per share based on 117% of tangible book

Other factors

- DNB's dividend yield at 1.45% was lower than all but three comparable institutions. Two of these institutions did not pay a dividend.

DNB FINANCIAL CORP HISTORICAL STOCK PRICE AND PRICE TO EARNINGS RATIOS COMPARED TO PEERS

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
35.0×
30.0×
25.0×
20.0×
15.0×
10.0×
5.0×
.0×
29.7×
20.6×
16.2×
12.5×
7.8×
11.4×
7.6×
10.6×
8.5×
11.1×
$9.20
$6.15
$9.00
$10.68
$13.75
$0.31
$0.38
$1.16
$1.53
$1.61
2008
2009
2010
2011
2012*

Peer group implied price: $17.87

DNB Price/Earnings | Peer Price/Earnings | Price

*As of July 20, 2012 using earnings for the twelve months ended June 30, 2012, or if not available March 31, 2012.
Source: SNL Financial, Charlottesville, Virginia.

DNB FINANCIAL CORP HISTORICAL STOCK PRICE AND PRICE TO TANGIBLE BOOK RATIOS COMPARED TO PEERS

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
140%
120%
100%
80%
60%
40%
20%
0%
80%
123%
52%
113%
71%
115%
76%
106%
92%
117%
$9.20
$6.15
$9.00
$10.68
$13.75
$11.43 -$1.00
$11.43 +$1.00
$11.59 +$0.69
$14.09 +$1.50
$15.00 +$0.91
2008
2009
2010
2011
2012*

Peer group implied price: $17.55

DNB Price/Tangible Book | Peer Price/Tangible Book | Price

*As of July 20, 2012 using June 30, 2012 or if not available March 31, 2012 financial data.
Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 2, 2012 2

DNB FINANCIAL CORP (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

DNB FINANCIAL CORP. INCOME STATEMENT – LAST 5 QUARTERS

	2012		2011		
	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.
	(in thousands)	(in thousands)	(in thousands)	(in thousands)	(in thousands)
Interest income	$6,548	$6,359	$6,437	$6,651	$6,634
Interest expense	967	991	1,032	1,128	1,211
Net interest income	*$5,581*	*$5,368*	*$5,405*	*$5,523*	*$5,423*
Non-interest income					
Service charges	$329	$340	$312	$290	$265
Wealth mgt./trust revenue	125	233	198	158	221
Insurance	109	92	98	49	106
Other non-interest income	516	244	255	362	354
Total non-interest income	*$1,079*	*$909*	*$863*	*$859*	*$946*
Non-interest expense					
Compensation benefits	$2,174	$2,313	$2,272	$2,159	$2,145
Occup. and equip.	779	795	746	801	766
Other expenses	1,322	1,196	1,267	1,157	1,181
Total non-interest expense	*$4,275*	*$4,304*	*$4,285*	*$4,117*	*$4,092*
Net operating income	$2,385	$1,973	$1,983	$2,265	$2,277
Provision for loan losses	$475	$425	$202	$426	$426
Securities gains/(losses)	79	–	36	–	1
Pre-tax income	$1,989	$1,548	$1,817	$1,839	$1,852
Tax	589	446	513	544	564
Net income	$1,400	$1,102	$1,304	$1,295	$1,288

Notes:

- Net interest income has held up even as interest rates declined.
- Non-interest income in the first half of 2012 has continued to provide significant revenue.
- Non-interest expenses have remained steady over the last three quarters, even with the acquisition of a branch in the second quarter of 2012.
- Annualized net income in the first half of 2012 was $5 million, up from $4.9 million in 2011.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 2, 2012 3

DNB FINANCIAL CORP (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS* DESCRIPTION

Full Name	City	Assets	Ticker	Exchange
		(in millions)		
1st Constitution Bancorp	Cranbury, NJ	$750	FCCY	NASDAQ
CCFNB Bancorp, Inc.	Bloomsburg, PA	631	CCFN	OTCBB
Citizens Financial Services, Inc.	Mansfield, PA	909	CZFS	OTCBB
Eagle Financial Services, Inc.	Berryville, VA	569	EFSI	OTCBB
Elmira Savings Bank	Elmira, NY	531	ESBK	NASDAQ
Embassy Bancorp, Inc.	Bethlehem, PA	617	EMYB	Pink Sheets
Emclaire Financial Corp.	Emlenton, PA	540	EMCF	NASDAQ
Evans Bancorp, Inc.	Hamburg, NY	776	EVBN	NYSE
Fauquier Bankshares, Inc.	Warrenton, VA	594	FBSS	NASDAQ
First Keystone Corporation	Berwick, PA	824	FKYS	OTCBB
Norwood Financial Corp.	Honesdale, PA	686	NWFL	NASDAQ
Old Line Bancshares, Inc.	Bowie, MD	810	OLBK	NASDAQ
Penns Woods Bancorp, Inc.	Williamsport, PA	818	PWOD	NASDAQ
Penseco Financial Services Corporation	Scranton, PA	926	PFNS	OTCBB
Peoples Financial Services Corp.	Hallstead, PA	639	PFIS	Pink Sheets
Virginia Heritage Bank	Vienna, VA	700	VGBK	Pink Sheets
Median (16 banks)	–	*$733*	–	–
DNB Financial Corporation	Downingtown, PA	$634	DNBF	NASDAQ

Notes:

- The upper end of the asset range was limited to $1 billion as banks with higher asset levels usually trade at higher price to tangible book multiples and thus were considered to be less comparable.

* Banks located in Virginia north to Maine. The Comparable Banks had assets between $500 million and $1 billion, returns on average equity greater than 8%, NPAs to assets of less than 3%, and stock that traded at least an average of 500 shares daily. Excludes banks with large amounts of fee income or have TARP outstanding.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 2, 2012 4

DNB FINANCIAL CORP (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS FINANCIAL PERFORMANCE*

Short Name	Assets	Tangible Equity / Assets	Common Tangible Equity / Assets	NPAs** / Assets	Return on Avg. Assets	Return on Avg. Equity
	(in millions)	(%)	(%)	(%)	(%)	(%)
1st Constitution	$750	6.85	6.85	2.11	.58	8.04
CCFNB	631	10.09	10.09	.84	1.13	9.86
Citizens Financial	909	8.18	8.18	1.15	1.56	17.84
Eagle Financial	569	10.83	10.83	2.72	.97	9.48
Elmira Savings	531	5.62	5.62	.72	.99	8.02
Embassy	617	7.40	7.40	1.92	.94	11.65
Emclaire	540	6.88	6.88	1.01	.90	8.98
Evans	776	8.05	8.05	1.63	.91	9.71
Fauquier	594	8.09	8.09	1.18	.69	8.84
First Keystone	824	9.41	9.41	.66	1.23	11.28
Norwood	686	11.61	11.61	2.43	1.20	9.29
Old Line	810	8.03	8.03	1.43	.83	10.00
Penns Woods	818	10.43	10.43	2.46	1.76	16.57
Penseco	926	11.47	11.47	.56	1.15	8.38
Peoples Financial	639	9.90	9.90	1.46	1.36	14.60
Virginia Heritage	700	7.18	7.18	.49	1.14	10.77
Median (16 banks)	*$693*	*8.13*	*8.13*	*1.31*	*1.06*	*9.79*
DNB	$634	8.45	6.42	2.02	.83	9.85

Notes:

- DNB's return on average equity for the twelve months ended June 30, 2012, was on par with the median of the Comparable Banks at just under 10%.
- DNB's NPAs-to-assets of 2.02% was higher than the median of the Comparable Banks, but was not materially different, and was lower than 4 of the 16 Comparable Banks.

* Financial data for June 30, 2012, or the twelve months ended June 30, 2012, if not available financial data for March 31, 2012, or the twelve months ended March 31, 2012.

** Includes loans over 90 days past due and still accruing and troubled debt restructures.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 2, 2012

5

DNB FINANCIAL CORP (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS SELECTED FINANCIAL COMPARISONS*

Short Name	Loans / Assets	Non-int. Deposits / Deposits	Yield on Earning Assets	Cost of Funds	Non-int. Income / Avg. Assets	Efficiency Ratio
	(%)	(%)	(%)	(%)	(%)	(%)
1st Constitution	60	18	4.80	.81	.62	69
CCFNB	55	17	4.17	.74	1.02	58
Citizens Financial	56	12	5.05	1.05	.81	49
Eagle Financial	74	25	5.23	.67	1.11	57
Elmira Savings	68	13	4.92	1.40	1.12	60
Embassy	70	7	4.26	.87	.26	64
Emclaire	63	22	4.25	1.47	.67	72
Evans	74	18	4.72	.90	1.74	67
Fauquier	76	16	4.69	.81	.98	73
First Keystone	51	13	5.11	1.06	.57	51
Norwood	69	14	4.96	.84	.53	54
Old Line	68	25	5.20	.73	.33	63
Penns Woods	57	18	5.30	.88	1.04	50
Penseco	68	19	4.90	.75	1.23	62
Peoples Financial	71	18	4.96	.91	.79	53
Virginia Heritage	77	13	4.48	1.25	2.08	58
Median (16 banks)	*68*	*17*	*4.91*	*.88*	*.90*	*59*
DNB	64	16	4.43	.71	.69	64

Notes:

- With only 64% of its assets loaned out, compared to a 68% median for the Comparable Banks, DNB has room to boost its yield on assets by moving more assets into loans. DNB's cost of funds is already lower than the median of the Comparable Banks.
- 16% of DNB's deposits are non-interest bearing which is on par with the 17% median of the Comparable Banks.
- The efficiency ratio, which is non-interest expense as a percentage of revenue, was 64%. This was higher than 59% the median of the Comparable Banks, but it included some one time branch acquisitions costs.

* For the three months ended June 30, 2012, or if not available, the three months ended March 31, 2012.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 2, 2012 6

DNB FINANCIAL CORP (NASDAQ: DNBF)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS STOCK PERFORMANCE – JULY 20, 2012*

	Price / Times Earnings		Price / Percent of				
Short Name	**Stock Price**	**MRQ**	**LTM**	**Tang. Book**	**Assets**	**Dividend Yield**	**Shares Traded Daily****
1st Constitution	$9.30	10.1×	10.9×	93%	6.3%	–	2,402
CCFNB	35.25	10.7	11.2	124	12.3	3.74%	672
Citizens Financial	44.00	9.3	9.6	175	14.2	2.73	1,266
Eagle Financial	20.00	8.3	12.0	108	11.7	3.60	1,215
Elmira Savings	19.87	11.8	13.5	149	8.6	4.43	1,044
Embassy	5.00	7.8	6.9	79	5.8	.80	884
Emclaire	19.89	7.6	8.8	95	6.6	3.62	566
Evans	16.47	7.1	10.2	110	8.8	2.67	1,901
Fauquier	13.08	12.6	11.6	101	8.1	3.67	1,519
First Keystone	24.10	12.3	13.0	174	15.9	4.15	878
Norwood	28.37	10.6	11.6	119	13.6	4.23	1,899
Old Line	10.99	10.6	11.3	116	9.3	1.46	3,875
Penns Woods	39.07	11.0	11.0	176	18.3	4.81	6,852
Penseco	37.96	11.2	11.6	121	13.4	4.43	579
Peoples Financial	29.10	10.0	10.9	144	14.2	3.02	792
Virginia Heritage	10.50	5.5	6.8	91	6.6	–	732
Median (16 banks)	–	*10.3×*	*11.1×*	*117*	*10.5*	*3.65*	*1,130*
DNB	$13.75	7.5×	8.5×	92	6.0	1.45	1,375

Notes:

- DNB and the Comparable Banks have similar financial characteristics, however, DNB trades at a discount to the Comparable Banks – 8.5 times earnings vs. 11.1 times earnings; 92% of tangible book vs. 117% of tangible book.
- DNB's dividend yield of 1.45% compares to a median of 3.65% for the Comparable Banks.
- DNB and the Comparable Banks have similar liquidity trading an average of about 1,100 to 1,400 shares daily.

* Financial data for June 30, 2012, or the twelve months ended June 30, 2012, if not Available, financial data for March 30, 2012, or the twelve months ended March 30, 2012.

** For the past trailing one year.

Source: SNL Financial, Charlottesville, Virginia.

INVESTMENT ANALYSIS FOR DNB FINANCIAL CORPORATION / AUGUST 2, 2012

7